Exhibit 99.2
Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 1 Veeco Instruments Q2 2024 Financial Results Conference Call August 6th, 2024

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; the level of demand for our products; global economic and industry conditions; global conflicts; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 3 Bill Miller, Ph.D. CEO Overview

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 4 Q2 Financial Highlights $176M $28M 0.42¢ Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Top and bottom-line results in line with guidance • Semiconductor business remains strong ▪ Including Record Laser Annealing revenue • In logic, received follow-on LSA orders for customers Gate-All-Around architecture • In DRAM, continue to receive follow-on business to support our customers planned expansion Semiconductor business remains strong, highlighted by record Laser Annealing revenue

Investment Strategy Enabling SAM Expansion

Technologies Driving Growth TODAY

- LSA systems qualified for all leading logic customers GAA architecture
- EUV Mask Blank Business expanding to new applications
- Strong year-over-year growth in Advanced Packaging wet processing business, driven by HBM

SAM Expansion Driving FUTURE Growth

- Laser Annealing SAM to grow above $1.0B from $600M
  - Expanding LSA adoption in memory
  - Nanosecond Annealing in logic & memory for new leading-edge applications
- IBD for Front End Semi growing from $0 to $350M
  - For memory & logic applications where low resistance metals most critical
- Compound Semi opportunities in Power Electronics and Photonics

Evaluation Program Anchors Growth Strategy

- NSA & IBD programs progressing well, targeting additional 2025 shipments
- Targeting LSA shipment to 2nd leading Memory customer in early 2025
- Shipped 300mm GaN on Silicon evaluation to Tier 1 Power Device customer in Compound Semi market

LSA – Laser Spike Annealing
NSA – Nanosecond Annealing
EUV – Extreme Ultraviolet
GaN – Gallium Nitride
IBD – Ion Beam Deposition
SAM – Served Available Market
GAA – Gate-All-Around
HBM – High-Bandwidth Memory

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Nanosecond Annealing Opportunity


2000
1000
100
Temperature (°C)
NSA
(nanosecond)
Future
Traditional
Lamp Based
(sub second)
LSA
(sub millisecond)
Time

Illustration of Wafer Cross Section


Heating Depth
Very shallow
Heats full wafer
NSA
10nm-100nm
LSA
~100 µm
Traditional
Lamp based
Full wafer

- Scaling challenges driving the need for new annealing capabilities
- NSA broadening Laser Annealing adoption to new leading edge Logic and Memory applications
  - **Shallow anneal** enabling backside power delivery and 3D devices
  - **Material Modification** steps to improve performance by changing device structure and properties
- Potential for initial logic HVM orders in 2025

Nanosecond Annealing a substantial opportunity to expand to new leading-edge applications

HVM – High Volume Manufacturing

NSA – Nanosecond Annealing
LSA – Laser Spike Annealing

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IBD300– 300mm Front End Semi Opportunity

Illustration of grain size and distribution

TODAY

Incumbent Technology



Non-uniform, randomly oriented grains of small size = higher resistivity

FUTURE

IBD



Uniformly oriented large grains = lowest resistivity

- Industry leader in Ion Beam Technology
- Lower resistance metals essential for improved device performance & customer scaling
- IBD achieving superior thin film properties vs incumbent technologies, including lower resistivity
- Ideal for advanced applications where low resistance is most critical

IBD achieving superior thin film properties versus incumbent technologies for advanced applications

IBD – Ion Beam Deposition

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Q2 2024 Financial Results Conference Call
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Veeco Technologies for Artificial Intelligence



GPU

Current PTOR

- Laser-Spike Annealing (LSA)
- IBD for EUV mask blanks

Additional Future Opportunities

- Nanosecond Annealing (NSA)
- IBD for low resistivity metals

High-Bandwidth Memory (HBM) DRAM

Current PTOR

- Laser-Spike Annealing (LSA)
- IBD for EUV mask blanks

Additional Future Opportunities

- Nanosecond Annealing (NSA)
- IBD for low resistivity metals

Advanced Packaging

Current PTOR

- Wet Processing for micro-bump flux clean

Additional Future Opportunities

- Wet Processing for temporary bond clean


TSV
Microbump
HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
HBM DRAM Die
CPU / GPU Die
Logic Die
Interposer
Package Substrate

Illustration of typical AI chip

PTOR = Production Tool of Record
TSV = Through Silicon Via
GPU = Graphics Processing Unit
HBM – High-Bandwidth Memory

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Q2 2024 Financial Results Conference Call
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Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 9 John Kiernan CFO Financial Review

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 10 Q2 Revenue by Market & Region 63% 19% 8% 10% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 25% 24% 14% 37% EMEA APAC China United States $176M Revenue Trend ($M) Q2 23 Q1 24 Q2 24 Semiconductor 106 120 110 Compound Semi 24 21 18 Data Storage 14 18 34 Scientific & Other 17 15 14 Total 162 174 176 Amounts may not calculate precisely due to rounding. ROW is negligible

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 11 Q2 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q1 24 Q2 24 Q1 24 Q2 24 Revenue $174.5 $175.9 $174.5 $175.9 Gross Profit 75.4 75.4 77.1 76.8 Gross Margin 43.2% 42.9% 44.2% 43.7% Operating Expenses 53.4 58.7 47.8 48.6 Operating Income 22.0 16.7 29.4 28.3 Net Income $21.9 $14.9 $26.4 $25.4 Diluted Earnings Per Share $0.37 $0.25 $0.45 $0.42 Diluted Shares 60.8 62.5 60.3 62.1 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 12 Balance Sheet and Cash Flow Highlights $ millions Q1 24 Q2 24 Cash & Short-Term Investments 297 305 Accounts Receivable 107 92 Inventories 243 245 Accounts Payable 54 47 Cash Flow from Operations 9 8 Capital Expenditures 6 3

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 13 2024 Guidance A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $170M - $190M $170M - $190M Gross Margin 42% - 43% 43% - 44% Operating Expenses $57M - $59M $48M - $50M Net Income $13M - $19M $24M - $31M Diluted Earnings Per Share $0.21 - $0.31 $0.39 - $0.49 Q3 2024 Updated FY 2024 Outlook • Revenue to $690 - $730 million from $680 - $740 million • Non-GAAP EPS to $1.65-$1.85 from $1.60-$1.90

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 14 Closing Remarks

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 15 Backup and Financial Tables

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 16 Historical Revenue by End-Market $M 2021 2022 2023 2024 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Semiconductor 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 93.1 106.3 98.2 115.2 412.7 120.4 109.9 Compound Semi 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 21.2 24.1 25.7 16.3 87.3 21.0 18.2 Data Storage 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 21.5 13.9 34.0 19.1 88.5 18.0 34.0 Scientific & Other 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 17.7 17.4 19.6 23.4 78.0 15.1 13.8 Total 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 153.5 161.6 177.4 173.9 666.4 174.5 175.9 Amounts may not calculate precisely due to rounding.

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 17 Convertible Notes – Outstanding * Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction **Weighted average Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $27M $26M 3.5% $0.9M $0.1M $24.00 Convertible Notes Due June 2027 25M 25M 3.75% 0.9M 0.1M 18.46* Convertible Notes Due June 2029 230M 224M 2.875% 6.6M 1.1M 29.22 Total Convertible Notes $282M $275M 3.0%** $8.4M $1.3M $27.77** As of June 30, 2024 Amounts may not calculate precisely due to rounding.

Effect of Convertible Notes on Diluted EPS (Effective Q2 2024)

2025 and 2027 Convertible Notes

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.14 < $0.23	$257	1,788	≥ $0.17 < $0.21	$234	1,354
≥ $0.23	$513	2,893	≥ $0.21	$466	2,458

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.57 < $0.93	$1,028	1,788	≥ $0.69 < $0.84	$938	1,354
≥ $0.93	$2,054	2,893	≥ $0.84	$1,865	2,458

2029 Convertible Notes (GAAP and Non-GAAP)**

Average Stock Price per Common Share	Incremental Dilutive Shares (in thousands)
$29.00	-
$30.00	205
$31.00	452
$32.00	684
$33.00	902
$34.00	1,106
$35.00	1,300
$36.00	1,482
$37.00	1,655
$38.00	1,818
$39.00	1,974
$40.00	2,121
$41.00	2,261
$42.00	2,395
$43.00	2,522
$44.00	2,644
$45.00	2,760

Based upon current 2025 and 2027 Convertible Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes. The EPS thresholds mentioned above represent various ranges at which some of our Convertible Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Convertible Notes, and assumes an average per share stock price above $18.46.

** The Company is required to settle the principal amount of the 2029 Convertible Notes in cash, and has the option to settle the excess above principal in any combination of cash or shares. As such, only "in-the-money" shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS.

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Amounts may not calculate precisely due to rounding.

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 19 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 20 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. $ millions Q1 24 Q2 24 Net sales $174.5 $175.9 GAAP gross profit 75.4 75.4 GAAP gross margin 43.2% 42.9% Add: Share-based comp 1.7 1.4 Non-GAAP gross profit $77.1 $76.8 Non-GAAP gross margin 44.2% 43.7% In millions Q1 24 Q2 24 GAAP Net income $21.9 $14.9 Add: Share-based comp 8.1 9.2 Add: Amortization 1.9 1.8 Add: Sale of productive assets (2.1) - Add: Changes in contingent consideration (0.6) 0.5 Add: Interest expense (income) (0.7) (0.3) Add: Tax expense 0.9 2.1 Non-GAAP operating income $29.4 $28.3 $ millions, except per share amounts Q1 24 Q2 24 GAAP Basic weighted average shares 56.0 56.3 GAAP Diluted weighted average shares 60.8 62.5 GAAP Basic EPS $0.39 $0.27 GAAP Diluted EPS $0.37 $0.25 GAAP Net income $21.9 $14.9 Add: Share-based comp 8.1 9.2 Add: Amortization 1.9 1.8 Add: Sale of productive assets (2.1) - Add: Changes in contingent consideration (0.6) 0.5 Add: Non-cash interest expense 0.3 0.3 Add: Tax adjustment from GAAP to Non-GAAP (3.0) (1.4) Non-GAAP net income 26.4 25.4 Non-GAAP basic EPS $0.47 $0.45 Non-GAAP diluted EPS $0.45 $0.42 Non-GAAP basic weighted average shares 56.0 56.3 Non-GAAP diluted weighted average shares 60.3 62.1 In millions Q1 24 Q2 24 GAAP operating expenses $53.4 $58.7 Share-based compensation (6.4) (7.8) Amortization (1.9) (1.8) Other 2.7 (0.5) Non-GAAP operating expenses $47.8 $48.6

Q2 2024 Financial Results Conference Call Copyright © 2024 Veeco Instruments Inc. All Rights Reserved. 21 $ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $175.9 $175.9 Gross Profit 75.4 1.4 — — 76.8 Gross Margin 42.9% 43.7% Operating Expenses $58.7 (7.8) (1.8) (0.5) $48.6 Operating Income $16.7 9.2 1.8 0.5 $28.3 Net Income $14.9 9.2 1.8 (0.6) $25.4 Q2 2024 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $14.9 $25.4 Add: Interest on Convertible Senior Notes 0.5 0.5 Net income available to common shareholders 15.5 25.9 Basic weighted average common shares 56.3 56.3 Add: Dilutive effect of share-based awards 1.3 1.3 Add: Dilutive effect of 2025 Convertible Senior Notes 1.1 1.1 Add: Dilutive effect of 2027 Convertible Senior Notes 1.8 1.4 Add: Dilutive effect of 2029 Convertible Senior Notes 2.0 2.0 Diluted weighted average common shares 62.5 62.1 Basic income per common share $0.27 $0.45 Diluted income per common share $0.25 $0.42 Other Non-GAAP Adjustments Changes in contingent consideration $0.5 Subtotal 0.5 Non-cash Interest Expense 0.3 Non-GAAP tax adjustment (1.4) Total Other ($0.6)

Q3 2024 Guidance

($ millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$170–$190				$170–$190
Gross Profit	72–82	2	—	—	74–84
Gross Margin	42%–43%				43%–44%
Operating Expenses	$57–$59	(8)	(2)	—	$48–$50
Operating Income	$15–$23	10	2	—	$26–$34
Net Income	$13–$19	10	2	(1)	$24–$31
Income per Diluted Share	$0.21–$0.31				$0.39–$0.49

Reconciliation of GAAP Net Income to non-GAAP Operating Income	
GAAP Net Income	$13–$19
Share-Based Compensation	10
Amortization	2
Interest income, net	(1)
Income tax expense	2-4
Non-GAAP Operating Income	$26–$34

FY 2024 Reconciliation of GAAP to non-GAAP Financial Data

GAAP earnings per diluted share for 2024 is expected between $1.05 and $1.25. Guidance regarding 2024 Non-GAAP earnings per diluted share excludes charges related to estimated share-based compensation expenses of $0.56 per share and amortization expense of $0.11 per share, while including additional estimated income tax expense of $0.07.

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$13–$19	$24–$31
Add: Interest on Convertible Senior Notes	0-1	0-0
Net income available to common shareholders	13-20	24-31
Basic weighted average common shares	56	56
Add: Dilutive effect of share-based awards	2-2	2-2
Add: Dilutive effect of 2025 Convertible Senior Notes	0-1	1-1
Add: Dilutive effect of 2027 Convertible Senior Notes	2-2	1-1
Add: Dilutive effect of 2029 Convertible Senior Notes	3-3	3-3
Diluted weighted average common shares	62-63	63
Income per diluted common share	$0.21-$0.31	$0.39-$0.49

Amounts may not calculate precisely due to rounding.

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